EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Hamilton, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Quarterly Report on Form 10-Q of IndieMV Media Group, Inc. for the period ended December 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of IndieMV Media Group, Inc.

Dated: February 16, 2009

/s/ Andrew Hamilton
Andrew Hamilton
Title: President and Director
Principal Executive Officer
IndieMV Media Group, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to IndieMV Media Group, Inc. and will be retained by IndieMV Media Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.